Income Taxes (Tables)	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Schedule of realization of deferred tax assets

	December 31,
	2023	2022
	NIS	NIS
Deferred tax assets:
Net operating loss carryforward	(2,993,551)	(3,231,473)
Israeli statutory tax rate	23%	23%
Expected tax benefit	688,517	743,239
Total deferred tax assets	688,517	743,239
Less: Valuation allowance	(688,517)	(743,239)
Net deferred tax assets	-	-